UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act
                              of 1934

Date of Report (Date of earliest event reported) September 2, 2004

                          DENDO GLOBAL CORP.
        (Exact name of registrant as specified in its charter)


                              Nevada
             (State or other jurisdiction of incorporation)


                            000-27867
                     (Commission File Number)

                           87-0533626
                  (IRS Employer Identification No.)

                  3311 N. Kennicott Ave., Suite A
                    Arlington Heights, IL 60004
         (Address of principal executive offices)(Zip Code)

                         (847) 870-2601
          Registrant telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Section 8 - Other Events

	Item 8.01 Other Events

On or around August 26, 2004, Paul Masanek, a forty five percent (45%) shareholder of Technology Alternatives, Inc., and Services By Designwise, Ltd., an Illinois corporation owned by Masanek ('SBD') (SBD and Paul Masanek, collectively 'Masanek'), filed a lawsuit in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, Case No. 04 CH 14001, against James E. Solomon ('Solomon'), personally and as the President and CEO of Technology Alternatives, Inc., and against Technology Alternatives, Inc., an Illinois corporation (the 'Lawsuit'). On August 24, 2004, Dendo Global
Corp., a Nevada corporation (the 'Registrant' or the 'Company'), entered into an Intellectual Property License Agreement with Technology Alternatives, Inc. pursuant to which certain of the intellectual property of Technology Alternatives, Inc. was licensed to the Registrant and, among other things, James E. Solomon was appointed the President and Chief Executive Officer of the Registrant.

The Lawsuit is comprised of (i) a Verified Complaint for Declaratory, Injunctive and Other Relief (the 'Complaint'),
(ii) a Motion for Temporary Restraining Order (the 'Restraining
Order'), and (iii) a Motion for Preliminary Injunction
(the 'Injunction').

The Lawsuit alleges Solomon and Technology Alternatives, Inc., among other things, engaged in ultra vires acts, breached their fiduciary duty and were oppressive of Masanek in connection with certain contemplated financings
(the 'Financing') and a potential transaction involving Technology Alternatives, Inc. (the 'Transaction') and in the removal of Masanek as an executive officer and member of the board of Technology Alternatives, Inc. The Complaint also claims that Masanek owns forty nine percent (49%) of Technology Alternatives, Inc., not forty five percent (45%).

Masanek seeks, among other things, a declaratory judgment that Masanek's removal from the board of Technology Alternatives, Inc. is invalid and that certain actions taken by Solomon and Technology Alternatives, Inc. in connection with the Financing and the Transaction are invalid. Masanek seeks injunctive relief reinstating his position on the board and preventing the approval or implementation of the Financing between Technology Alternatives, Inc. and Sunrise Securities Corp., and the Transaction and ordering Technology Alternatives, Inc. and Solomon to consider other financing and business combination alternatives. Masanek seeks to have Solomon removed as a director and claims Solomon breached an alleged 'Directors Agreement' pursuant to which Masanek claims the parties agreed that the board of Technology Alternatives, Inc. would be comprised of two (2) persons, Solomon and Masanek. Masanek


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also alleges that Solomon and Technology Alternatives, Inc.
tortiously interfered with SBD's relationship with its employees, that Technology Alternatives, Inc. owes Masanek approximately $700,000 for services rendered and that Technology
Alternatives, Inc. owes Masanek approximately $400,000 in connection with a loan.

Solomon and Technology Alternatives, Inc. believe the lawsuit is without merit and intend to dispute its claims vigorously.

Solomon and Technology Alternatives, Inc. intend to respond to the Lawsuit on or before September 13, 2004.

We are not aware of any legal proceeding to which the Registrant is a party.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							DENDO GLOBAL CORP.
                                             (Registrant)

               David M. Otto
       /s/______________________________
       By: David M. Otto
       Its: Secretary

       Date: September 2, 2004





















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